                                                                      EXHIBIT 21

                                 OWNERSHIP LIST
                                 AS OF 12/31/00


  ENTITY NAME                                             OWNER                                                         %
  -----------                                             -----                                                      --------
  Acajutla (Cayman Islands) Company (Cayman Islands)      El Paso Energy Acajutla Company                            100

  AES/Sonat Power L.L.C. (VA)                             El Paso Merchant Energy Holding Company (DE)                50
                                                          Unaffiliated Party                                          50

  Agua del Cajon (Cayman Islands) Company (Cayman         El Paso Neuquen Holding Company                             50
  Islands)                                                Unaffiliated Parties                                        50

  Aguaytia Energy del Peru S.R. Ltda. (Peru)              Aguaytia Energy L.L.C.                                      22.0454
                                                          Unaffiliated Parties                                        77.0546

  Aguaytia Energy L.L.C. (DE)                             EPED Aguaytia Company                                       24.3
                                                          The Maple Gas Development Corporation                       16.96
                                                          Unaffiliated Parties                                        58.74

  Ajax Corporation S.A. (Uruguary)                        Companias Asociadas Petrolerous S.A. (Argentina)           100

  Ajax Corporation S.A. Sucural Argentina (Argentina)     Ajax Corporation S.A. (Uruguay)                            100

  Amazonas Business Energy                                Capex International Business Company                       100

  Appaloosa Holdings Company (DE)                         El Paso Energy Corporation (DE)                            100

  Argentina Energy Marketing Company (Cayman Islands)     El Paso Merchant Energy-Gas Company                        100
  (IN DISSOLUTION)

  Argo I, L.L.C. (DE)                                     Argo II, L.L.C.                                            100

  Argo II, L.L.C. (DE)                                    El Paso Energy Partners, L.P.                              100

  Argo, L.L.C. (DE)                                       Argo I, L.L.C.                                             100

  Asia Pacific Power & Light Company Ltd. (Bermuda)       East Asia Global Management Ltd.                            60
                                                          Unaffiliated Parties                                        40

  Badger Creek Limited (TX)                               BCC Cogen, L.L.C.
                                                          BCC Power, L.L.C.
                                                          Unaffiliated Parties

  BBPP Holdings Ltda. (Brazil)                            EPIC Gas International Servicos do Brasil Ltda.             24.78
                                                          El Paso Energy International Company                         8.55
                                                          Unaffiliated Parties                                        66.67

  BCC Cogen, L.L.C. (DE)                                  Juniper Generation, L.L.C.                                 100

  BCC Power, L.L.C. (DE)                                  Juniper Generation, L.L.C.                                 100

  Bear Claw Cogen, L.L.C. (DE)                            Juniper Generation, L.L.C.                                 100

  Bear Creek Storage Company (LA Partnership)             Tennessee Storage Company                                   50
                                                          Southern Gas Storage Company                                50

  Bear Mountain Cogen, L.L.C. (DE)                        Juniper Generation, L.L.C.                                 100

  Bear Mountain Limited (TX)                              Bear Mountain Cogen, L.L.C.          (GP)                    2
                                                          Bear Claw Cogen, L.L.C.              (LP)                   98

  Berkshire Feedline Acquisition L.P. (MA L.P.)           El Paso Energy Pittsfield Corporation                       50
                                                          Unaffiliated Party                                          50

  Berkshire Power Company L.L.C. (MA LLC)                 El Paso Merchant Energy Holding Company (DE)                25
                                                          El Paso Berkshire Power I Company, L.L.C.                   31.4
                                                          Unaffiliated Party                                          43.6

  BIV Generation Company, L.L.C. (DE)                     Mesquite Investors, L.L.C.                                 100

  Black Warrior Methane Corp. (AL)                        El Paso Production Company                                  50
                                                          Unaffiliated Party                                          50

  Black Warrior Transmission Corp. (AL)                   El Paso Production Company                                  50
                                                          Unaffiliated Party                                          50

  BOCP Energy Partners, L.P. (TX)                         EnCap Investments L.L.C.                                     5
                                                          Unaffiliated Parties                                        95

  Bonneville Las Vegas Corporation (UT)                   Bonneville Pacific Corporation                             100

  Bonneville McKenzie Energy Corporation (Canada)         Bonneville Pacific Corporation                              50
                                                          Unaffiliated Party                                          50

  Bonneville Nevada Corporation (NV)                      Bonneville Pacific Corporation                             100

  Bonneville Pacific Corporation (DE)                     Mesquite Investors, L.L.C.                                 100

  Bonneville Pacific Services Co. Inc. (ID)               Bonneville Pacific Corporation                             100

  Boraca Distribution (Philippines)                       East Asia Transmission & Distribution Corporation          100

  Border Gas Inc. (DE)                                    Florida Gas Transmission Company (DE)                        3.33
                                                          Southern Natural Gas Company                                 6.67

  ENTITY NAME                                             OWNER                                                        %
  -----------                                             -----                                                     --------
                                                          Tennessee Gas Pipeline Company                              37.50
                                                          El Paso Natural Gas Company                                 15.00
                                                          Unaffiliated Parties                                        37.50

  Brea Canyon Cogen, L.L.C. (DE)                          Juniper Generation, L.L.C.                                 100

  Brush Generation Company, L.L.C. (DE)                   Mesquite Investors, L.L.C.                                 100

  Caballero Pipeline Company (DE)                         El Paso Natural Gas Company                                100

  Capex International Business Company                    Capex S.A. (Argentina)                                     100
  (Cayman Islands)

  CAPEX S.A. (Argentina)                                  Companias Asociadas Petroleraoes S.A. (Argentina)           55
                                                          Remaining is Publicly Traded

  CAYGER Finance Company (Cayman Islands)                 EPED B Company                                             100

  CB Airco, L.L.C. (DE)                                   El Paso Natural Gas Company                                100

  CC Cogen, L.L.C. (DE)                                   Juniper Generation, L.L.C.                                 100

  CC Cogeneration, L.L.C. (DE)                            Juniper Generation, L.L.C.                                 100

  CE Generation, L.L.C. (DE)                              El Paso Merchant Energy Holding Company (DE)                50
                                                          Unaffiliated Parties                                        50

  CEBU Power (Philippines)                                East Asia Utilities Corporation                            100

  Cedar Brakes I, L.L.C. (DE)                             Mesquite Investors, L.L.C.                                 100

  Cedar Brakes II, L.L.C. (DE)                            Mesquite Investors, L.L.C.                                 100

  Central Costanera, S.A. (Argentina)                     KLT Power Inc.                                              12
                                                          Unaffiliated Parties                                        88

  Central Termoelectrica Buenos Aires, S.A. (Argentina)   KLT Power (Bermuda) Ltd.                                     7.8
                                                          Central Costanera, S.A.                                     51.3
                                                          Unaffiliated Parties                                        40.9

  Chalk Cliff Cogen, L.L.C. (DE)                          Juniper Generation, L.L.C.                                 100

  Chalk Cliff Limited (TX)                                Chalk Cliff Cogen, L.L.C.                       (GP)        10
                                                          SJC/CNGE Chalk Cliff Investors, Ltd.            (LP)        90

  Chaparral Investors, L.L.C. (DE))                       El Paso Chaparral Investor, L.L.C.                          19
                                                          El Paso Chaparral Holding II Company                         1
                                                          Limestone Electron Trust                                    80

  Citrus Corp. (DE)                                       El Paso Energy Corporation (DE)                             50
                                                          Unaffiliated Party                                          50

  Citrus Energy Services, Inc. (DE)                       Citrus Corp.                                               100

  Citrus Intrastate Pipeline Company                      Citrus Corp.                                               100

  Citrus Marketing, Inc. (DE)                             Citrus Corp.                                               100

  Citrus Trading Corp. (DE)                               Citrus Corp.                                               100

  Clydesdale Associates, L.P. (DE)                        Appaloosa Holdings Company                                   2
                                                          Noric Holdings, L.L.C.                                       8
                                                          Noric Holdings I, L.L.C.                                     8
                                                          Unaffiliated Parties                                        82

  Cogen Poso Creek, L.L.C. (DE)                           Juniper Generation, L.L.C.                                 100

  Colorado Power Partners (CO GP)                         Morgan Generation Company, L.L.C.               (GP)        99
                                                          Brush Generation Company, L.L.C.                (GP)         1

  Compania Samalayuca II, S.A. de C.V. (Mexico)           EPIC Samalayuca B, L.L.C                                    20
                                                          Samalayuca Holding Partnership                              80

  Companias Asociadas Petroleraoes S.A. (Argentina)       EPEC Energy Argentina SA                                    45
                                                          Unaffiliated Parties                                        55

  Cornerstone Gas Gathering Company (DE)                  El Paso Field Services Holding Company                     100

  Corona Energy Partners, Ltd. (TX)                       WCAC Corona Energy, L.L.C.                      (GP)        30.127
                                                          WCAC Corona Energy, L.L.C.                      (LP)         9.873
                                                          Unaffiliated Parties                                        60

  Coyote Gas Treating Limited Liability Company (CO)      El Paso Field Services, L.P. (DE)                           50
                                                          Unaffiliated Parties                                        50

  Crockett Cogeneration (CA)                              ENI Crockett Limited Partnership                (LP)        31.94964
                                                          Unaffiliated Parties                                        68.02769

  Cross Country Development L.L.C. (DE)                   El Paso Natural Gas Company                                 50.33
                                                          Unaffiliated Parties own                                    49.67

  Crystal Capital, L.L.C. (DE)                            Crystal Gas Storage, Inc.                                  100

  ENTITY NAME                                             OWNER                                                         %
  -----------                                             -----                                                      --------
  Crystal Exploration & Production, L.L.C. (FL)           Crystal Gas Storage, Inc.                                  100

  Crystal Gas & Storage, L.L.C.                           Crystal Gas Storage, Inc.                                  100

  Crystal Gas Storage, Inc. (DE)                          El Paso Energy Corporation (DE)                            100

  Crystal Holding, L.L.C. (DE)                            El Paso Energy Partners, L.P. (DE)                         100

  Crystal Program Limited, L.L.C. (DE)                    Crystal Gas Storage, Inc.                                  100

  Crystal Properties & Trading, L.L.C. (DE)               Crystal Holding, L.L.C (DE)                                100

  Cypress Natural Gas Company, L.L.C. (DE)                Southern Natural Gas Company                               100

  Dampier to Bunbury Pipeline Employment Pty. Ltd.        Epic Energy (WA) Investments Pty. Ltd.                     100
  (Australia)

  Dartmouth Power Associates Limited Partnership (MA)     Dartmouth Power Holding Company, L.L.C.                     99
                                                          Dartmouth Power Generation, L.L.C.                           1

  Dartmouth Power Generation, L.L.C. (DE)                 Dartmouth Power Holding Company, L.L.C.                    100

  Dartmouth Power Holding Company, L.L.C. (DE)            Mesquite Investors, L.L.C.                                 100

  DBNGP Finance Company L.L.C. (DE)                       EPED Holding Company                                        50
                                                          Unaffiliated Parties                                        50

  DeepTech International Inc. (DE)                        El Paso Energy Corporation (DE)                            100

  Deepwater Holdings, L.L.C. (DE)                         El Paso Energy Partners Deepwater, L.L.C.                   50
                                                          Unaffiliated Parties                                        50

  Delos Offshore Company, L.L.C. (DE)                     El Paso Energy Partners Company                              1.0101
                                                          El Paso Energy Partners, L.P.                               98.9899

  Double "C" Limited (TX)                                 Double C-2 Cogen, L.L.C.            (GP)                    25
                                                          WCAC-CC Investment, L.P.            (LP)                    25
                                                          Unaffiliated Parties                (LP)                    50

  Double C-2 Cogen, L.L.C. (DE)                           Juniper Generation, L.L.C.                                 100

  Dover Technology, Inc. (TX)                             DeepTech International Inc.                                 50
                                                          Unaffiliated Parties                                        50

  Dubach Gas Company, L.L.C. (TX)                         El Paso Field Services, L.P. (DE)                          100

  Duracom Mobile Power Corporation (Philippines)          East Asia Diesel Power Corporation                          40
                                                          Unaffiliated Parties                                        60

  Dynaf Bolivia S.A. (Bolivia)                            El Paso Sierra Chaco Holding AB                             98
                                                          El Paso Sierra Chaco Sweden AB                               1
                                                          El Paso Sierra Chaco Bolivia AB                              1

  East Asia Diesel Power Corporation (Philippines)        East Asia Power Resource Corporation                        99.92
                                                          Unaffiliated parties                                         0.08

  East Asia Global Management Ltd. (British Virgin        East Asia Power Resources Corporation (Philippines)        100
  Islands)

  East Asia Power Resources Corporation (Philippines)     EPHE Philippines Energy Company, Inc.                       91.7
                                                          Remaining is publicly traded                                 8.3

  East Asia Power Services Inc. (Philippines)             East Asia Power Resources Corporation                      100

  East Asia Transmission and Distribution Corporation     East Asia Power Resources Corporation (Philippines)        100
  (Philippines)

  East Asia Utilities Corporation (Philippines)           East Asia Power Resources Corporation                      100

  East Breaks Gathering Company, L.L.C. (DE)              Western Gulf Holdings, L.L.C.                              100

  East Coast Power, L.L.C. (DE)                           Mesquite Investors, L.L.C.                                  49

  Eastern Insurance Company Limited (Bermuda)             Tennessee Gas Pipeline Company                             100

  Eastex Gas Storage and Exchange, Inc. (DE)              El Paso Merchant Energy-Gas Company                        100

  ECK Generating s.r.o. (Czechoslovakia)                  Matra Powerplant Holding B.V.                               89
                                                          Unaffiliated Parties                                        11

  El Paso (Labuan) Limited (Labuan)                       El Paso Cayman DBNGP Limited                               100

  El Paso (Mauritius) Holding Limited (Mauritius)         EPED B Company                                             100

  El Paso Amazonas Energia Ltda. (Brazil)                 EPIC Energy Amazon Company                                  99.99
                                                          Unaffiliated Parties                                         0.01

  El Paso Asia (Labuan) Limited                           EPED B Company                                             100

  El Paso Berkshire Power I Company, L.L.C. (DE)          Mesquite Investors, L.L.C.                                 100

  El Paso Capital Investments, L.L.C. (DE)                El Paso Merchant Energy Holding Company (DE)               100

  El Paso Cayman DBNGP, Ltd. (Cayman Islands)             DBNGP Finance Company L.L.C.                               100

  El Paso Cayman Power Company (Cayman)                   El Paso Pakistan Power (Private) Limited (Pakistan)        100

  El Paso Chaparral Holding Company (DE)                  El Paso Tennessee Pipeline Co. (DE)                        100

  ENTITY NAME                                             OWNER                                                         %
  -----------                                             -----                                                      --------
  El Paso Chaparral Holding II Company (DE)               El Paso Chaparral Holding Company                          100

  El Paso Chaparral Investor, L.L.C. (DE)                 El Paso Chaparral Holding Company                          100

  El Paso Chaparral Management, L.P. (DE)                 El Paso Chaparral Holding Company                            1
                                                          EPCHC Company                                               99

  El Paso Corporation (DE)                                El Paso Energy Corporation (DE)                            100

  El Paso Corral, L.L.C. (DE)                             EPEC Realty, Inc.                                          100

  El Paso DBNGP Limited (Labuan)                          El Paso Cayman DBNGP, Ltd.                                 100

  El Paso Development (Tanzania) Company Limited          EPED A Company                                               1
  (Tanzania)                                              EPED B Company                                              99

  El Paso Development Company (DE)                        El Paso Natural Gas Company                                100

  El Paso Dubach Liquids Pipeline Company (DE)            El Paso Field Services Holding Company                     100

  El Paso ECK Holding Company (DE)                        EPED Holding Company                                       100

  El Paso El Sauz B.V. (Netherlands)                      EPEC Nederland Holding B.V.                                100

  El Paso Electron Overfund Trust (DE)                    Chaparral Investors, L.L.C.                                100

  El Paso Electron Share Trust (DE)                       El Paso Energy Corporation (DE)                            100

  El Paso Empreedimentos e Participacoes Ltda. (Brazil)   El Paso Energy Araucaria Company                            99.98
                                                          Unaffiliated Parties                                         0.02

  El Paso Energia Mexico, S.A. de C.V. (Mexico)           El Paso Energy International Company                         0.1
                                                          EPEC Gas Latin America Inc.                                 99.9

  El Paso Energy Acajutla Company (Cayman Islands)        EPED B Company                                             100

  El Paso Energy Amazon Company (Cayman Islands)          EPED B Company                                             100

  El Paso Energy Araucaria Company (Cayman Islands)       EPED B Company                                             100

  El Paso Energy Argentina Limitada S.A. (Argentina)      Triunion Energy Company                                     99.99
                                                          Unaffiliated Parties                                         0.01

  El Paso Energy Argentina Service Company (DE)           EPED Holding Company (6/99 - EPE14)                        100

  El Paso Energy Asia Corporation (DE)                    El Paso Energy International Company                       100

  El Paso Energy Brazil Corporation (Cayman Islands)      EPED B Company                                             100

  El Paso Energy Camisea Company (Cayman Islands)         EPED B Company                                             100

  El Paso Energy Capital Trust I (DE)                     El Paso Energy Corporation (DE)                            100

  El Paso Energy Capital Trust II (DE)                    El Paso Energy Corporation (DE)                            100

  El Paso Energy Capital Trust III (DE)                   El Paso Energy Corporation (DE)                            100

  El Paso Energy Capital Trust IV (DE)                    El Paso Energy Corporation (DE)                            100

  El Paso Energy CAYGER I Company (Cayman Islands)        EPED B Company                                             100

  El Paso Energy CAYGER II Company (Cayman Islands)       EPED B Company                                             100

  El Paso Energy Development I Company (DE)               El Paso Production GOM Inc.                                100

  El Paso Energy E.S.T. Company (DE)                      El Paso Energy Corporation (DE)                            100

  El Paso Energy East Asia Company (Cayman Islands)       EPED B Company                                             100

  El Paso Energy Engineering Company (DE)                 El Paso Energy Corporation (DE)                            100

  El Paso Energy Europe Limited (UK) (fka El Paso         El Paso Energy Operating Services Company                  100
  Europe Operations Limited)

  El Paso Energy Finance Company (DE)                     El Paso Energy Corporation (DE)                            100

  El Paso Energy Foundation (TX)                          El Paso Energy Corporation (DE)                            100

  El Paso Energy Gasoducto Company (Cayman Islands)       EPED B Company                                             100

  El Paso Energy Global Holdings Company (Cayman          EPED Holding Company                                       100
  Islands)

  El Paso Energy Guatamala Company (Cayman Islands)       EPED B Company                                             100

  El Paso Energy Hydro Holding B.V. (Netherlands)         EPEC Nederland Holding B.V.                                100

  El Paso Energy India (Private) Ltd. (India)             El Paso International Power Operations Company (Cayman     100
                                                          Islands)

  El Paso Energy International Company (DE)               El Paso Tennessee Pipeline Co.                             100

  El Paso Energy International do Brasil Ltda. (Brazil)   El Paso Energy Brazil Corporation                           99.99
                                                          Unaffiliated Parties                                         0.01

  El Paso Energy Intrastate L.P. (DE)                     El Paso Field Services Holding Company (DE)     (LP)        99
                                                          El Paso Field Services Management, Inc. (DE)    (GP)         1

  ENTITY NAME                                             OWNER                                                         %
  -----------                                             -----                                                      --------
  El Paso Energy Inversiones Central (Chile) Ltda.        EPED Central Chile Corporation                               99.9
  (Chile)                                                 EPEC Gas Latin America Inc.                                  0.1

  El Paso Energy Marketing de Mexico, S de RL de CV       El Paso Merchant Energy Company                             96.66
  (Mexico)                                                Unaffiliated Parties                                         3.33

  El Paso Energy Middle East Company (Cayman Islands)     EPED B Company                                             100

  El Paso Energy Minerals Inc. (DE)                       El Paso Production Company                                 100

  El Paso Energy Minerals Leasing Inc. (DE)               El Paso Production Company                                 100

  El Paso Energy Oil Transmission Inc. (DE)               El Paso Production Company                                 100

  El Paso Energy Operating Services Company               EPED B Company                                             100
   (Cayman Islands)

  El Paso Energy Panama Holding S.A. (Panama)             El Paso Energy Middle East Company                         100

  El Paso Energy Partners Company (DE)                    DeepTech International Inc. (DE)                           100

  El Paso Energy Partners Deepwater, L.L.C. (DE)          El Paso Energy Partners Company                              1.0101
                                                          El Paso Energy Partners, L.P.                               98.9899

  El Paso Energy Partners Finance Corporation (DE)        El Paso Energy Partners, L.P.                              100

  El Paso Energy Partners Holding Company (DE)            DeepTech International Inc.                                100

  El Paso Energy Partners Oil Transport, L.L.C (DE)       El Paso Energy Partners Company                              1.0101
                                                          El Paso Energy Partners, L.P.                               98.9899

  El Paso Energy Partners Operating Company, L.L.C.
    (DE)                                                  El Paso Energy Partners, L.P.,                              98.9899
                                                          El Paso Energy Partners Company                              1.0101

  El Paso Energy Partners, L.P.                           El Paso Energy Partners Company                              8.09
                                                          Sabine River Investors I, L.L.C.                             7.798
                                                          Publicly Traded                                             65.51

  El Paso Energy Pittsfield Corporation (DE)              El Paso Energy International Company                       100

  El Paso Energy Portland Corporation (DE)                Tennessee Gas Pipeline Company                             100

  El Paso Energy Portugal (Cayman Islands) Company        EPED Holding Company                                       100
    (Cayman Islands)

  El Paso Energy Portugal L.L.C. (DE)                     El Paso Portugal (Cayman Islands) Company                  100

  El Paso Energy Raton, L.L.C. (DE)                       El Paso Production Company                                 100

  El Paso Energy Rio Negro Company (Cayman Islands)       El Paso Energy Amazon Company                              100

  El Paso Energy Risk Management Company (DE)             El Paso Energy Corporation (DE)                            100

  El Paso Energy Service Company (DE)                     The El Paso Energy Corporation (DE)                        100

  El Paso Energy Servicios S. de R.L. de C.V. (Mexico)    El Paso Energy International Company                         1
                                                          EPED Holding Company                                        99

  El Paso Energy Singapore Pte. Ltd. (Singapore)          EPED B Company                                             100

  El Paso Energy Sports Corporation (DE)                  El Paso Energy Corporation (DE)                            100

  El Paso Energy Texas Gathering Company (DE)             El Paso Production Company                                 100

  El Paso Energy Ujung Pandang B.V. (Netherlands)         EPEC Nederland Holding B.V.                                100

  El Paso Energy Ventures Inc. (DE)                       Southern Natural Gas Company                               100

  El Paso Energy Warwink I Company, L.L.C. (DE)           El Paso Field Services, L.P. (DE)                          100

  El Paso Energy Warwink II Company, L.L.C. (DE)          El Paso Field Services, L.P. (DE)                          100

  El Paso Energy West Coast Acquisition Corp. (DE)        El Paso Merchant Energy Holding Company (DE)               100

  El Paso Energy West Coast Holding Company (DE)          El Paso Power Operations Company (DE)                      100

  El Paso European Energie B.V.                           EPEC Nederland Holding BV                                  100

  El Paso Field Services Holding Company (DE)             El Paso Tennessee Pipeline Co.                             100

  El Paso Field Services, L.P.                            El Paso Field Services Holding Company                      99
                                                          El Paso Field Services Management, Inc.                      1

  El Paso Field Services International Company            El Paso Tennessee Pipeline Co.                             100
    (Cayman Islands)

  El Paso Field Services Management, Inc. (DE)            El Paso Field Services Holding Company (DE)                100

  El Paso Fife I Company (Cayman Islands)                 EPED B Company                                             100

  El Paso Gas Marketing Company (DE)                      El Paso Merchant Energy-Gas Company                        100

  El Paso Gas Services Company (DE)                       El Paso Energy Corporation (DE)                            100

  El Paso Gas Storage Company (DE)                        EPGT Natural Gas Company (DE)                              100

  El Paso Gas Transmission Company (DE)                   El Paso Field Services Holding Company (DE)                100

  El Paso Gas Transportation Company (DE)                 El Paso Natural Gas Company                                100

  El Paso Global Gas (Cayman) Company                     El Paso Merchant Energy International Company              100

  El Paso Global Networks Company (DE)                    El Paso Energy Corporation (DE)                            100

  ENTITY NAME                                             OWNER                                                         %
  -----------                                             -----                                                      --------
  El Paso Guna Power (Mautitius) Limited (Mauritius)      KLT Power (Asia)                                           100

  El Paso Haripur Holding ApS (Denmark)                   EPED A Company                                             100

  El Paso Haripur Holding B.V. (Netherlands)              EPED A Company                                             100

  El Paso Hub Services Company                            EPGT Natural Gas Company (DE)                              100

  El Paso Hydrocarbons, L.P.                              EPGT Hydrocarbons Company (DE)                  (GP)         1
                                                          EPGT Management Partnership, L.P. (DE)          (LP)        99

  El Paso Industrial Energy, L.P. (DE)                    EPGT Texas Energy Company (DE)                  (GP)         1
                                                          EPGT Management Partnership, L.P. (DE)          (LP)        99

  El Paso International Power Operations Company          El Paso Energy Global Holdings Company                     100
  (Cayman Islands)

  El Paso Kabirwala Power Ltd. (Cayman Islands)           El Paso Pakistan Power (Private) Limited (Pakistan)        100

  El Paso Kladno B.V. (Netherlands)                       EPED Holding Company                                       100

  El Paso Korea Holdings Limited (South Korea)            El Paso Asia (Labuan) Limited                               50
                                                          EPED B Company                                              50

  El Paso Marchwood Company (Cayman Islands)              EPED B Company                                             100

  El Paso Mato Grosso do Sul Ltda (Brazil)                Epic Mato Grosso do Sul Company                             99.99
                                                          Unaffiliated Parties                                         0.01

  El Paso Mauritius Holding Limited (Mauritius)           EPED B Company                                             100

  El Paso Mauritius Power Limited (Mauritius)             El Paso Energy International Company                       100

  El Paso Meizhou Wan Holding Company (Cayman Islands)    EPED B Company                                             100

  El Paso Merchant Energy Canada Inc. (Canada)            El Paso Merchant Energy, L.P. (DE)                         100

  El Paso Merchant Energy Company (DE)                    El Paso Merchant Energy Holding Company                    100

  El Paso Merchant Energy Europe Holdings I Company       El Paso Merchant Energy International Company              100
 (Cayman Islands)

  El Paso Merchant Energy Europe Holdings II Company      El Paso Merchant Energy International Company              100
  (Cayman Islands)

  El Paso Merchant Energy Europe Limited (UK)             El Paso Merchant Energy Europe Holdings I Company          100

  El Paso Merchant Energy Europe Trading Limited (UK)     El Paso Merchant Energy Europe Holdings II Company         100
                                                          (Cayman Islands)

  El Paso Merchant Energy Holding Company (DE)            El Paso Tennessee Pipeline Co.                             100

  El Paso Merchant Energy International Company (Cayman   El Paso Energy Global Holding Company                      100
  Islands)                                                (Cayman Islands)

  El Paso Merchant Energy, L.P. (DE LP)                   El Paso SPM Company (DE)
                                                          El Paso Merchant Energy Company (DE)
                                                          El Paso Merchant Energy-Gas Company (DE)

  El Paso Merchant Energy-Gas Company (DE)                EPEC Corporation (DE)                                      100

  El Paso Merger Company (DE)                             El Paso Energy Corporation (DE)                            100

  El Paso Meriden Power I Company (DE)                    El Paso Merchant Energy Holding Company (DE)               100

  El Paso Meriden Power II Company (DE)                   El Paso Merchant Energy Holding Company (DE)               100

  El Paso Mexico Energie B.V. (Netherlands)               EPEC Nederland Holding B.V.                                100

  El Paso Mexico I B.V. (Netherlands)                     EPEC Nederland Holding B.V.                                100

  El Paso Middle East B.V. (Netherlands)                  El Paso Natural Gas Company                                100

  El Paso Milford Power I Company, L.L.C. (DE)            Mesquite Investors, L.L.C.                                 100

  El Paso Mojave Pipeline Co. (DE)                        Sabine River Investors V, L.L.C.                           100

  El Paso Natural Gas Company (DE)                        El Paso Energy Corporation (DE)                            100

  El Paso Nederland Energie B.V.                          EPEC Nederland Holding B.V.                                100

  El Paso Nederland Energie B.V.                          EPEC Nederland Holding B.V.                                100

  El Paso Neuquen Holding Company (Cayman Islands)        El Paso Energy Argentina Service Company                   100

  El Paso New Chaco LLC (DE)                              El Paso Field Services, L.P. (DE)                          100

  El Paso NGL Marketing, L.P. (DE)                        EPGT Hydrocarbons Company (DE)                  (GP)         1
                                                          EPGT Management Partnership, L.P. (DE)          (LP)        99

  El Paso NGV Technology Inc. (DE)                        El Paso Energy Ventures Inc.                               100

  El Paso NMI Holding, L.L.C. (DE)                        Tennessee Gas Pipeline Company (DE)                        100

  El Paso Northwest Mexico B.V. (Netherlands)             EPEC Nederland Holding B.V.                                100

  El Paso O&M do Brasil Ltda.                             El Paso International Power Operations Company              99
                                                          Unafilliated Party                                           1

  ENTITY NAME                                             OWNER                                                         %
  -----------                                             -----                                                      --------
  El Paso Offshore Gathering & Transmission Company (DE)  El Paso Field Services Management, Inc. (DE)                 1
                                                          El Paso Field Services Holding Company (DE)                 99

  El Paso Pakistan Power (Private) Limited (Pakistan)     El Paso Mauritius Power Limited                             99.8
                                                          Directors                                                    0.2

  El Paso Philippines Energy Company, Inc.     (RP)       EPEC Nederland Holding B.V.                                100

  El Paso Photon Holding 1 Company (DE)                   El Paso Energy Corporation (DE)                            100

  El Paso Photon Investor, L.L.C. (DE)                    El Paso Photon Holding 1 Company (DE)                      100

  El Paso Photon Management, L.P. (DE)                    El Paso Photon Holding 1 Company (DE)           (GP)         1
                                                          El Paso PM Company (DE)                         (LP)        99

  El Paso Pipeline Services Company (DE)                  El Paso Natural Gas Company                                100

  El Paso PM Company (DE)                                 El Paso Photon Holding 1 Company (DE)                      100

  El Paso Power Operations Company (DE)                   El Paso Merchant Energy Holding Company (DE)               100

  El Paso Power Systems Inc. (DE)                         El Paso Energy Corporation (DE)                            100

  El Paso PPC Holding B.V.                                EPEC Nederland Holding B.V.                                100

  El Paso PPN (Cayman Islands) Company (Cayman Islands)   El Paso Energy Corporation (DE)                            100

  El Paso Production Company (DE)                         Sabine River Investors IX, L.L.C.                          100

  El Paso Production Company Turkey BV (Netherlands)      El Paso Production Holdings BV                             100
  (fka El Paso Production Turkey BV)

  El Paso Production GOM Inc. (DE)                        Sabine River Investors VI, L.L.C.                          100

  El Paso Production GW, L.L.C. (DE)                      El Paso Production Company (DE)                            100

  El Paso Production Holding Company (DE)                 El Paso Energy Corporation (DE)                            100

  El Paso Production Holdings BV (Netherlands)            El Paso Production International Company                   100

  El Paso Production International Company (DE)           El Paso Energy Corporation (DE)                            100

  El Paso Reata Energy, L.P. (DE)                         EPGT Texas Energy Company (DE)                  (GP)         1
                                                          EPGT Management Partnership, L.P. (DE)          (LP)        99

  El Paso Red River Holding Company (DE)                  El Paso Energy Corporation (DE)                            100

  El Paso Rio Bravo B.V. (Netherlands)                    EPEC Nederland Holding B.V.                                100

  El Paso Rio Claro Ltda. (Brazil)                        El Paso Energy CAYGER I Company                             99.95
                                                          Unaffiliated Party                                           0.05

  El Paso Rio Grande Ltda. (Brazil)                       El Paso Energy CAYGER I Company                             99.95
                                                          Unaffiliated Party                                           0.05

  El Paso Rio Negro Energia Ltda. (Brazil)                El Paso Energy Rio Negro Company                            99.9
                                                          Unaffiliated Parties                                         0.1

  El Paso River City Energy, L.P. (DE)                    EPGT Texas Energy Company (DE)                  (GP)         1
                                                          EPGT Management Partnership, L.P. (DE)          (LP)        99

  El Paso Rondonia Power Company (Cayman Islands)         EPED B Company                                             100

  El Paso Rosarito Company, L.L.C. (DE)                   EPED Holding Company                                       100

  El Paso Samalayuca Holding (Cayman Islands) Company     EPED SAM Holdings Company                                  100
  (Cayman Islands)

  El Paso Services (D.C.) Inc. (DE)                       El Paso Energy Service Company                             100

  El Paso Services Holding Company (DE)                   El Paso Tennessee Pipeline Co. (DE)                        100

  El Paso Sierra Chaco Bolivia AB (Sweden)                El Paso Sierra Chaco Holding AB                            100

  El Paso Sierra Chaco Holding AB (Sweden)                EPED Holding Company                                       100

  El Paso Sierra Chaco I  Company (Cayman Islands)        EPED B Company                                             100

  El Paso Sierra Chaco Sweden AB (Sweden)                 El Paso Sierra Chaco Holding AB                            100

  El Paso SPM Company (DE)                                El Paso Merchant Energy Holding Company                    100

  El Paso Tennessee Pipeline Co. (DE)                     El Paso Energy Corporation (DE)                            100
                                                          Unaffiliated Parties-Series A Preferred Stock              100

  El Paso TransColorado Company (DE)                      El Paso Natural Gas Company                                100

  El Paso-Trading e Servicos de Consultadoria Lda.        VEN Energy Holding Company                                 100
  (Portugal)

  elpaso limited                                          Il Paso Merchant Energy International Company              100

  EMA Power Kft. (Hungary)                                EPIC Energy Hungary B.V.                                    50
                                                          Unaffiliated Parties                                        50

  EML Power, L.L.C. (DE)                                  EP Power, L.L.C.                                            50
                                                          EO Power, L.L.C.                                            50

  Empresa Energetica Sierra Chaco (Bolivia)               El Paso Sierra Chaco Sweden                                  1

  ENTITY NAME                                             OWNER                                                         %
  -----------                                             -----                                                      --------
                                                          El Paso Sierra Chaco Holding AB                             98
                                                          El Paso Sierra Chaco Bolivia AB                              1

  EnCap 1989-1 Limited Partnership (TX LP)                EnCap Investments L.L.C.                                   100

  EnCap Energy Acquisition Company (Nova Scotia)          EnCap Holdings (Denmark) ApS                               100

  EnCap Energy Acquisition III-B, Inc. (TX)               EnCap Energy Capital Fund III-B, L.P.                      100

  EnCap Energy Advisors, L.L.C. (DE)                      EnCap Investments L.L.C.                                   100

  EnCap Energy Capital Fund III, L.P. (TX LP)             EnCap Investments L.L.C.                                   100

  EnCap Energy Capital Fund III-B, L.P. (TX LP)           EnCap Investments L.L.C.                                   100

  EnCap Energy L.L.C. (TX LP)                             EnCap Investments L.L.C.                                   100

  EnCap Equity 1994 Limited Partnership (TX LP)           EnCap Investments L.L.C.                                   100

  EnCap Equity 1996 Limited Partnership (TX LP)           EnCap Investments L.L.C.                                   100

  EnCap Holdings (Cayman Islands) Company                 El Paso Merchant Energy International Company              100

  EnCap Holdings (Denmark) ApS.                           Encap Holdings (Cayman Islands) Company                    100

  EnCap Investments L.L.C. (DE)                           El Paso Merchant Energy Holding Company (DE)               100

  EnCap Ventures 1993 Limited Partnership (TX LP)         EnCap Ventures, L.L.C.                                      45.27

  EnCap Ventures L.L.C. (TX LLC)                          EnCap Investments L.L.C.                                   100

  EnCap-T L.L.C. (TX LLC)                                 EnCap Investments L.L.C.                                   100

  Energeticke Centrum Kladno s.r.o. (Czechoslovakia)      El Paso ECK Holding Company                                 18.55
                                                          Unaffiliated Parties                                        81.45

  Energia de Acajutla Ltda. de C.V.                       Acajutla (Cayman) Company                                   99.99
                                                          El Paso Energy Acajutla Company                               .01

  Energy Equity EPIC (Sengkang) Pty. Limited (Australia)  EPIC Sulawesi Gas Pty. Limited                              50
                                                          Unaffiliated Parties                                        50

  Enfield Energy Centre Limited (United Kingdom)          Enfield Holdings BV                                         50
                                                          Unaffiliated Parties                                        50

  Enfield Holdings B.V. (Netherlands)                     EPIC Energy Hungary B.V.                                    50
                                                          Unaffiliated Parties                                        50

  Enfield Operations (UK) Limited (United Kingdom)        Enfield Operations L.L.C.                                  100

  Enfield Operations L.L.C. (DE)                          Enfield Energy Centre Limited (United Kingdom)              51
                                                          Unaffiliated Parties                                        49

  ENI Crockett Limited Partnership (OR)                   WCAC Crockett, L.L.C.               (LP)                    25.2668
                                                          Unaffiliated Parties                (GP)                    74.7332

  EO Power, L.L.C . (DE)                                  Orange Cogeneration Limited Partnership                    100

  EP Global Finance, L.L.C. (DE)                          El Paso Merchant Energy Holding Company (DE)               100

  EP Power Finance Turbine, L.L.C. (DE)                   El Paso Merchant Energy Company (DE)                       100

  EP Power Finance, L.L.C. (DE)                           El Paso Merchant Energy Holding Company (DE)               100

  EP Power Finance, L.L.C. (DE)                           El Paso Merchant Energy Holding Company (DE)               100

  EP Power, L.L.C. (DE)                                   Polk Power Partners, L.P.                                  100

  EPCHC Company (DE)                                      El Paso Chaparral Holding Company                          100

  EPEC - Altamont Corporation (DE) -  (In Dissolution)    Tennessee Gas Pipeline Company                             100

  EPEC Airco Inc. (DE) - (In Dissolution)                 EPEC Services Company                                      100

  EPEC Argentina Corporation (DE)                         El Paso Energy International Company                       100

  EPEC Baja California Corporation (DE)                   El Paso Energy International Company                       100

  EPEC Canada Ltd. (Canada)                               El Paso Energy International Company                       100

  EPEC Cayman Company (Cayman Islands)                    EPEC Energy Argentina S.A.                                 100

  EPEC Chase, Inc. (TX) - (In Dissolution)                Tennessee Gas Pipeline Company                             100

  EPEC China Inc. (DE)                                    El Paso Energy International Company                       100

  EPEC Communications Corporation (DE)                    Tennessee Gas Pipeline Company                             100

  EPEC Corporation (DE)                                   El Paso Services Holding Company (DE)                      100

  EPEC Deepwater Gathering Company (DE)                   El Paso Field Services Holding Company                     100

  EPEC Delta XII Gas Co., Inc. (DE) -  (In Dissolution)   Tennessee Gas Pipeline Company                             100

  EPEC East Corporation (DE) - (In Dissolution)           Tennessee Gas Pipeline Company                             100

  EPEC Energy Argentina S.A. (Argentina)                  El Paso Energy International Company                        99.9999
                                                          Unaffiliated Party                                           0.0001

  EPEC Ethanol Company (DE)                               El Paso Energy International Company                       100

  EPEC Ethanol Services Company (DE)                      El Paso Energy International Company                       100

  EPEC Europe Company (DE)                                El Paso Energy International Company                       100

  EPEC Gas Brazil Corporation (DE)                        El Paso Energy International Company                       100

  ENTITY NAME                                             OWNER                                                         %
  -----------                                             -----                                                      --------
  EPEC Gas Canada Ltd. (Ontario)                          El Paso Energy International Company                       100

  EPEC Gas Chile Corporation (DE)                         El Paso Energy International Company                       100

  EPEC Gas Latin America Inc. (DE)                        El Paso Energy International Company                       100

  EPEC Gas Louisiana Inc. (DE) - (In Dissolution)         Tennessee Gas Pipeline Company                             100

  EPEC Gas Properties Inc. (DE)                           El Paso Energy Corporation (DE)                            100

  EPEC Gas Services (Chile) Corporation (DE)              El Paso Energy International Company                       100

  EPEC Gas Services, Inc. (DE)                            Tennessee Gas Pipeline Company                             100

  EPEC Gas Transportes S.A. (Chile)                       EPEC Gas Services (Chile) Corporation                      100

  EPEC Hungary Inc. (DE)                                  El Paso Energy International Company                       100

  EPEC Independent Power I Company (DE)                   El Paso Energy International Company                       100

  EPEC Independent Power II Company (DE)                  El Paso Energy International Company                       100

  EPEC International (East Asia/Pacific) Inc. (DE)        El Paso Energy International Company                       100

  EPEC Liquids Corporation (DE) - (In Dissolution)        Tennessee Gas Pipeline Company                             100

  EPEC Midwest Corporation (DE) - (In Dissolution)        Tennessee Gas Pipeline Company                             100

  EPEC MLP Inc. (DE)                                      El Paso Energy International Company                       100

  EPEC MTBE, Inc. (DE) - (In Dissolution)                 Tennessee Gas Pipeline Company                             100

  EPEC Nederland B.V. (Netherlands)                       El Paso Energy Corporation (DE)                            100

  EPEC Nederland Holding B.V. (Netherlands)               EPED Holding Company                                       100

  EPEC OCSPET Inc. (DE) - (In Dissolution)                EPEC Services Company                                      100

  EPEC Oil Company (DE) (In Dissolution)                  Midwestern Gas Transmission Company (DE)                   100

  EPEC Polymers, Inc (DE)                                 El Paso Energy Corporation (DE)                            100

  EPEC Realty, Inc (DE)                                   Tennessee Gas Pipeline Company                             100

  EPEC Services Company (DE) - (In Dissolution)           Tennessee Gas Pipeline Company                             100

  EPEC SNG Inc. (DE)                                      El Paso Energy Corporation (DE)                            100

  EPEC Texas Acquisition Inc. (DE) - (In Dissolution)     Tennessee Gas Pipeline Company                             100

  EPEC Trinidad LNG, Inc. (DE)                            El Paso Energy International Company                       100

  EPEC Ventures Bolivia Corporation (DE)                  El Paso Energy International Company                       100

  EPEC Ventures Poland Corporation  (DE)                  El Paso Energy International Company                       100

  EPEC West, Inc. (DE)                                    Tennessee Gas Pipeline Company                             100

  EPEC Western Market Center Corporation (DE)             Tennessee Gas Pipeline Company                             100

  EPEC Western Market Center Service Corporation (DE)     Tennessee Gas Pipeline Company                             100

  EPED A Company (Cayman Islands)                         EPED Holding Company                                       100

  EPED Aguaytia Company (Cayman Islands)                  EPED A Company                                              99
                                                          EPED B Company                                               1

  EPED B Company (Cayman Islands)                         EPED Holding Company                                       100

  EPED Central Chile Corporation (DE)                     EPED Holding Company                                       100

  EPED Holding Company (DE)                               El Paso Energy International Company                       100

  EPED SAM Holdings Company (DE)                          EPED Holdings Company                                      100

  EPGT Gas Partners, L.P. (DE)                            EPGT Natural Gas Company (DE)                   (GP)         1
                                                          EPGT Texas Energy Company (DE)                                .3
                                                          EPGT Pipeline Company (DE)                                  49.3
                                                          EPGT-VT Company (DE)                                        46.7
                                                          EPGT Hydrocarbons Company (DE)                               2.7

  EPGT Hydrocabons Company (DE)                           EPGT Natural Gas Company (DE)                              100

  EPGT Management Partnership, L.P. (DE)                  EPGT Natural Gas Company (DE)                   (GP)         1
                                                          EPGT Gas Partners, L.P. (DE)                    (LP)        99

  EPGT Natural Gas Company (DE)                           El Paso Gas Transmission Company (DE)                      100

  EPGT Pipeline Company (DE)                              EPGT Natural Gas Company (DE)                              100

  EPGT Texas Energy Company (DE)                          EPGT Trading Holdings Company (DE)                         100

  EPGT Texas Field Services Company (DE)                  EPGT Natural Gas Company (DE)                              100

  EPGT Texas LDC, L.P. (DE)                               EPGT Pipeline Company (DE)                      (GP)         1
                                                          EPGT Management Partnership, L.P. (DE)          (LP)        99

  EPGT Texas Management Company (DE)                      El Paso Gas Transmission Company (DE)                      100

  EPGT Texas Pipeline, L.P. (DE)                          EPGT Pipeline Company (DE)                      (GP)         1
                                                          EPGT Management Partnership, L.P. (DE)          (LP)        99

  EPGT Texas VGM, L.P. (DE)                               EPGT Trading Holdings Company (DE)              (GP)         1
                                                          EPGT Management Partnership, L.P. (DE)          (LP)        99

  ENTITY NAME                                             OWNER                                                         %
  -----------                                             -----                                                      --------
  EPGT Trading Holdings Company (DE)                      EPGT Natural Gas Company (DE)                              100

  EPGT-Tex, L.P.                                          EPGT Natural Gas Company (DE)                   (GP)         1
                                                          EPGT Gas Partners, L.P. (DE)                    (LP)        99

  EPGT-VT Company (DE)                                    EPGT Pipeline Company (DE)                                 100

  EPGT West Texas Pipeline Company (DE)                   EPGT Texas Pipeline, L.P. (DE)                              50

  EPHE Philippines Energy Company, Inc. (Philippines)     El Paso Philippines Energy Company, Inc.                    50
                                                          Unaffiliated Parties                                        50

  EPIC Aguaytia Maple Company (Cayman Islands)            EPED A Company                                             100

  Epic Development (TPA) Pty. Ltd. (Australia)            EPED Holding Company                                        33.4
                                                          Unaffiliated Parties                                        66.6

  Epic Energy (Australia) Nominees Pty. Ltd. (Australia)  El Paso DBNGP Limited                                       33.33
                                                          Unaffiliated Parties                                        66.67

  Epic Energy (DBNGP Finance) Pty. Ltd. (Australia)       Epic Energy (Australia) Nominees Pty. Ltd.                 100

  Epic Energy (Pilbara Pipeline) Pty. Ltd. (Australia)    Epic Energy (WA) Investments Pty. Ltd.                     100

  Epic Energy (Victoria) Nominees Pty. Ltd. (Australia)   Epic Energy (Australia) Nominees Pty. Ltd.                 100

  Epic Energy (Victoria) Pipeline Trust (Australia)       Epic Energy (Australia) Nominees Pty. Ltd.                 100

  Epic Energy (Victoria) Transmission Pty. Ltd.           Epic Energy (WA) Investments Pty. Ltd.                     100
  (Australia)

  Epic Energy (WA) Investments Pty. Ltd. (Australia)      El Paso DBNGP Limited                                      100

  Epic Energy (WA) Nominees Pty. Ltd. (Australia)         Epic Energy (Australia) Nominees Pty. Ltd.                 100

  Epic Energy (WA) Transmission Pty. Ltd. (Australia)     Epic Energy (WA) Investments Pty. Ltd. (Australia)         100

  EPIC Energy Amazon Company (Cayman Islands)             EPED B Company                                             100

  Epic Energy Australia Pty. Limited (Australia)          Epic Energy Pty Ltd.                                        99.95
                                                          Epic Energy Corporate Shared Services                        0.05

  Epic Energy Australia Trust (Australia)                 El Paso DNBGP Limited                                       33.33
                                                          Unaffiliated Parties                                        66.67

  Epic Energy Corporate Shared Services (Australia)       Epic Energy Pty. Limited (Australia)                       100%

  Epic Energy East Pipeline                               EPED Holding Company                                        33.4

  EPIC Energy Hungary B.V. (Netherlands)                  El Paso Energy International Company                       100

  Epic Energy Northern Territory Pty. Limited             Epic Energy Pty. Limited (Australia)                       100
  (Australia)

  Epic Energy Pty. Limited (Australia)                    El Paso (Labuan) Limited                                    30
                                                          Unaffiliated Parties                                        70

  Epic Energy Queensland Pty. Limited (Australia)         Epic Energy Australia Pty. Limited (Australia)             100

  Epic Energy South Australia Pty. Limited (Australia)    Epic Energy Queensland Pty. Limited                          0.02
                                                          Epic Energy Australia Pty. Limited                          99.98

  Epic Energy WA Pipeline Trust (Australia)               El Paso DBNGP Limited                                      100

  Epic Energy Western Australia Pty. Limited (Australia)  Epic Energy (Australia) Nominees Pty. Ltd.                 100

  EPIC Gas International Servicos do Brasil Ltda.         EPEC Gas Brazil Corporation                                 99.99
  (Brazil)                                                EPEC Gas International Inc.                                  0.01

  EPIC Gas Transportes S.A. (Chile)                       EPEC Gas Services (Chile) Corporation                       99.9
                                                          Unaffiliated Parties                                         0.1

  EPIC Jordan Company (Cayman Islands)                    EPED B Company                                             100

  EPIC Mato Grosso do Sul Company (Cayman Islands)        EPED B Company                                             100

  EPIC Samalayuca A. L.L.C. (DE)                          El Paso Samalayuca Holding (Cayman Islands) Company        100

  EPIC Samalyuca B, L.L.C. (DE)                           EPIC Samalayuca A, L.L.C.                                   15
                                                          El Paso Samalyuca Holding (Cayman Islands) Company          85

  EPIC Sulawesi Gas Pty. Limited (Australia)              Ventures Holdings Pty. Limited                             100

  EPIC Yucatan Pipeline Company (Cayman Islands)          EPED A Company                                              99
                                                          EPED B Company                                               1

  EPIC Yucatan S. de R.L. de C.V. (Mexico)                EPIC Yucatan Pipeline Company                               99
                                                          EPED B Company                                               1

  EPNG Mojave, Inc. (DE)                                  Sabine River Investors V, L.L.C.                           100

  ENTITY NAME                                             OWNER                                                         %
  -----------                                             -----                                                      --------
  EPNG Pipeline Company (DE)                              El Paso Natural Gas Company                                100

  Etowah LNG Company, L.L.C. (DE)                         Southern Natural Gas Company                                50
                                                          Unaffiliated Parties                                        50

  Ewing Bank Gathering Company, L.L.C. (DE)               El Paso Energy Partners Company                              1.0101
                                                          El Paso Energy Partners, L.P.                               98.9899

  Fauji Kabirwala Power Company Limited (Pakistan)        El Paso Kabirwala Power Ltd.                                42.14
                                                          Unaffiliated Parties                                        57.83

  Field Gas Gathering Inc. (DE)                           El Paso Production Company                                 100

  Fife Power (Scotland)                                   El Paso Fife I Company                                      50
                                                          Unaffiliated Parties                                        50

  Fifth Avenue Realty Company (AL JV)                     SNT Realty Inc.                                             50
                                                          Unaffiliated Party                                          50

  First Electric Utilities Services Corporation           East Asia Transmission and Distribution Corporation        100
  (Philippines)

  First Reserve Gas, L.L.C. (DE)                          Crystal Holding, L.L.C. (DE))                              100

  Flextrend Development Company, L.L.C. (DE)              El Paso Energy Partners Company                              1.0101
                                                          El Paso Energy Partners, L.P.,                              98.9899

  Florida Gas Transmission Company (DE)                   Citrus Corp.                                               100

  Florida Natural Fuels, Ltd. (FL LP)                     El Paso Energy Ventures Inc.                                50
                                                          Unaffiliated Party                                          50

  Fujian Electric (Hong Kong) LDC (Cayman Islands)        Meizhou Wan Generating Company, LTD. (Cayman Islands)

  Fujian Pacific Electric Company LTD. (PRC WFOE)         Fujian Electric (Hong Kong) LDC (Cayman Islands)

  Galtee Limited (Cayman Islands)                         El Paso Energy International Company                       100

  Garvin County Pipeline (TX J.V.)                        El Paso Field Services, L.P. (DE)                           33.33
                                                          Unaffiliated Parties                                        66.2/3

  Gas de Chile S.A. (Chile)                               EPEC Gas Chile Corporation                                  50
                                                          Unaffiliated Parties                                        50

  Gas TransBoliviano S.A. (Bolivia)                       EPED B Company                                               2
                                                          Unaffiliated Parties                                        98

  Gasoducto del Pacifico (Argentina) S.A. (Argentina)     El Paso Energy Argentina Limitada                           12.5
                                                          Gasoducto del Pacifico (Cayman Islands) Ltd.                87.5

  Gasoducto del Pacifico (Cayman Islands) Ltd. (Cayman    Triunion Energy Pacifico Company                            21.8
  Islands)                                                Unaffiliated Parties                                        78.2

  Gasoducto del Pacifico (Chile) S.A. (Chile)             Gasoducto del Pacifico (Cayman Islands) Ltd.                87.5
                                                          Triunion Energy Inversiones Pacifico Limitada               12.5

  Gasoducto Transadino S.A. (Argentina)                   EPEC Gas Latin America Inc.                                100

  Gasoducto Transadino S.A. de Argentina (Argentina)      EPEC Gas Latin America Inc.                                   .01
                                                          Gasoducto Transandino S.A.                                  99.99

  Gasoductos de Chihuahua, S. de R.L. de C.V. (Mexico)    El Paso Energy International Company                        50
                                                          Unaffiliated Parties                                        50

  Georgia Energy Partners L.P. (DE LP)                    El Paso Merchant Energy Holding Company (DE)               100

  Green Canyon Pipe Line Company, L.P. (DE)               El Paso Energy Partners Company                 (LP)         1.0101
                                                          El Paso Energy Partners, L.P.                   (LP)        97.9899
                                                          El Paso Energy Partners Oil Transport, L.L.C.   (GP)         1.00

  Gulf States Gas Pipeline Company (DE)                   El Paso Field Services Holding Company                     100

  Gulf States Pipeline Corporation (LA)                   Gulf States Gas Pipeline Company                           100

  Gulf States Transmission Corporation (LA)               Gulf States Pipeline Corporation                           100

  Hanwha Energy Company, Limited (South Korea)            El Paso Korea Holdings Limited                              50
                                                          Unaffiliated Parties                                        50

  Hattiesburg Gas Storage Company (DE)                    First Reserve Gas, L.L.C. (DE)                              50
                                                          Hattiesburg Industrial Gas Sales, L.L.C. (DE)               50

  Hattiesburg Industrial Gas Sales, L.L.C. (DE)           First Reserve Gas, L.L.C. (DE)                             100

  High Island Offshore System, L.L.C. (DE)                Western Gulf Holdings, L.L.C.                              100

  High Sierra Limited (TX)                                Sierra Cogen, L.L.C.                            (GP)        25
                                                          WCAC-HS Investment, L.P. (TX)                   (LP)        25

  Hungary Power Holdings B.V. (Netherlands)               EPIC Energy Hungary B.V.                                   100

  Interenergy Company (Cayman Islands)                    EPED B Company                                             100

  ENTITY NAME                                             OWNER                                                         %
  -----------                                             -----                                                      --------
  Inversiones EPEC Gas (Chile) Limitada (Chile)           EPEC Gas Chile Corporation                                  99.99
                                                          EPEC Gas Latin America Inc.                                   .01

  Juniper Generation II, L.L.C. (DE)                      Mesquite Investors, L.L.C. (DE)                            100

  Juniper Generation, L.L.C. (DE)                         Mesquite Investors, L.L.C.                                 100

  KEI Energy Private Ltd. (India)                         El Paso Guna Power (Mautitius) Limited                      59.18
                                                          Unaffiliated Parties                                        40.82

  Kern County Cogen, L.L.C. (DE)                          Juniper Generation, L.L.C.                                 100

  Kern Front Investment, L.P. (TX)                        Kern County Cogen, L.L.C.           (GP)                    99
                                                          Cogen Poso Creek, L.L.C.            (LP)                     1

  Kern Front Limited (TX)                                 Kern County Cogen, L.L.C.           (GP)                    25
                                                          Kern Front Investment, L.P.         (LP)                    25
                                                          Unaffiliated Parties                (GP)                    50

  Key Ocean Services, Inc. (TX)                           DeepTech International Inc.                                 50
                                                          Unaffiliated Parties                                        50

  Keystone Trading LLC (DE)                               El Paso Merchant Energy, L.P. (DE)                         100

  KLT Power (Asia) (Cayman Islands)                       KLT Power Inc.                                             100

  KLT Power (Bermuda) Ltd. (Bermuda)                      KLT Power Inc.                                             100

  KLT Power Inc. (Missouri)                               EPED Holding Company                                       100

  KLT Power Latin America (Cayman Islands)                KLT Power Inc.                                             100

  Latin America Capital L.L.C. (Cayman Islands)           EPED Aguaytia Company                                       27.5
                                                          The Maple Gas Development Corporation                       16.96
                                                          Unaffiliated                                                55.54

  Lee Power Partners, L.L.C. (DE)                         Mesquite Investors, L.L.C.                                  50
                                                          Unaffiliated Parties                                        50

  Liberty View Power L.L.C. (DE)                          Newark Bay Holding Company, L.L.C.                         100

  Limestone Electron Trust                                El Paso Energy Corporation (DE)                          El Paso
                                                                                                                   Interest
                                                                                                                   Class A
                                                                                                                   Unaffiliated
                                                                                                                   Parties

  Limestone Electron, Inc.                                Limestone Electron Trust                                   100

  Live Oak Cogen, L.L.C. (DE)                             Juniper Generation, L.L.C.                                 100

  Live Oak Limited (TX)                                   Live Oak Cogen, L.L.C.                      (GP)             2
                                                          Brea Canyon CoGen Inc.                      (LP)            98

  Macae 200 Energia Ltda.                                 El Paso Energy International do Brasil Ltda.                99.9
                                                          Unaffiliated party                                            .1

  Manta Ray Gathering Company, L.L.C. (DE)                El Paso Energy Partners, L.P.                               98.9899
                                                          El Paso Energy Partners Company                              1.0101

  Manta Ray Offshore Gathering Company, L.L.C.
  (DE)                                                    Neptune Pipeline Company, L.L.C.                            99
                                                          Ocean Breeze Pipeline Company, L.L.C.                        1

  Marchwood Energy Ltd. (Scotland)                        El Paso Marchwood Company                                  100

  Marlin do Brasil Perfuacoes Maritmas Ltda.              EPEC Polymers, Inc. (DE)                                    99.84

  Marlin Drilling Co., Inc. (DE)                          El Paso Energy Corporation (DE)                            100

  Martin Exploration Company (DE) - (In Dissolution)      EPEC Gas Louisiana Inc.                                    100

  MASSPOWER (MA G.P.)                                     Masspower L.L.C.                                            30
                                                          EPEC Independent Power I Company                            17.5
                                                          Springfield Generating Company, LLC                         17.5
                                                          Unaffiliated Parties                                        35

  Masspower L.L.C. (DE)                                   Mesquite Investors, L.L.C.                                  51

  Matra Powerplant Holding B.V. (Netherlands)             El Paso Kladno B.V.                                         20
                                                          Unaffiliated Parties                                        80

  McKittrick Limited                                      CC Cogen, L.L.C.
                                                          CC Cogeneration, L.L.C.

  Meizhou Wan Generating Company, LTD.
  (Cayman Islands)                                        El Paso Meizhou Wan Holding Company (Cayman Islands)

  Meriden Power Company, L.L.C.                           El Paso Meriden Power I Company                              5
                                                          El Paso Meriden Power II Company                            90
                                                          Unaffiliated Parties                                         5

  Mesquite Investors L.L.C. (DE)                          Chaparral Investors, L.L.C.                                100

  ENTITY NAME                                             OWNER                                                         %
  -----------                                             -----                                                      --------
  Mid-Georgia Cogen L.P. (DE LP)                          El Paso Merchant Energy Holding Company (DE)                50
                                                          Unaffiliated Parties                                        50

  Midwestern Gas Marketing Company (DE)                   Tennessee Gas Pipeline Company                             100

  Midwestern Gas Transmission Company (DE)                El Paso Tennessee Pipeline Co.                             100

  Milford Power Company, L.L.C. (DE)                      El Paso Milford Power I Company, L.L.C.                     70
                                                          El Paso Merchant Energy Holding Company (DE)                25
                                                          Unaffiliated Party                                           5

  Mojave Pipeline Company (TX)                            El Paso Mojave Pipeline Co.                                 50
                                                          EPNG Mojave, Inc.                                           50

  Mojave Pipeline Operating Company (TX)                  Mojave Pipeline Company                                    100

  Monarch CNG (AL)                                        El Paso Energy Ventures Inc.                                50
                                                          Unaffiliated Party                                          50

  Mont Belvieu Land Company (DE)                          Tennessee Gas Pipeline Company                             100

  Moray Pipeline Company, L.L.C. (DE)                     El Paso Energy Partners, L.P.,                              98.9899
                                                          El Paso Energy Partners Company                              1.0101

  Morgan Generation Company, L.L.C. (DE)                  Mesquite Investors, L.L.C.                                 100

  Mountain Creek Joint Venture (TX J.V.)                  El Paso Energy Intrastate Company                           50
                                                          Unaffiliated Parties                                        50

  MPAC, L.L.C.                                            EnCap Energy Advisors, L.L.C.                              100

  Mt. Franklin Insurance Ltd. (Bermuda)                   El Paso Energy Corporation (DE)                            100

  Nautilus Pipeline Company, L.L.C. (DE)                  Ocean Breeze Pipeline Company, L.L.C.                        1
                                                          Neptune Pipeline Company, L.L.C.                            99

  NBCP Urban Renewal Corporation                          Newark Bay Cogeneration Partnership, L.P. (NJ)             100

  NBCP Urban Renewal Partnership                          NBCP Urban Renewal Corporation                               1
                                                          Newark Bay Cogeneration Partnership, L.P. (NJ)              99

  Nemo Gathering Company, L.L.C. (DE)                     Moray Pipeline Company, L.L.C.                              33.9
                                                          Unaffiliated Parties                                        76.1

  NEPC Consortium Power Ltd. (Bangladesh)                 EPED A Company                                              50
                                                          Unaffiliated Parties                                        50

  Neptune Pipeline Company, L.L.C. (DE)                   Sailfish Pipeline Company, L.L.C.                           25.67
                                                          Unaffiliated parties                                        74.33

  Nevada Cogeneration Associates #1 (UT GP)               Bonneville Nevada Corporation (NV)                          50
                                                          Unaffiliated Parties                                        50

  Nevada Cogeneration Associates #3 (UT GP)               Bonneville Las Vegas Corporation (UT)                       50
                                                          Unaffiliated Parties                                        50

  New Midwestern Inc. (DE)                                El Paso NMI Holding, L.L.C. (DE)                           100

  Newark Bay Cogeneration Partnership, L.P. (NJ LP)       Newark Bay Holding Company, L.L.C.                          98
                                                          Liberty View Power L.L.C.                                    2

  Newark Bay Holding Company L.L.C. (DE)                  Mesquite Investors, L.L.C.                                 100

  NGV Southeast Technology Center, L.L.C. (GA LLC)        El Paso NGV Technology Inc.                                 50
                                                          Unaffiliated Party                                          50

  Noric Holdings I, L.L.C. (DE)                           El Paso Production Company                                 100

  Noric Holdings II, L.L.C. (DE)                          EPEC Realty, Inc.                                          100

  Noric Holdings, L.L.C. (DE)                             Shetland Holdings Company                                  100

  Noric L.P. (DE)                                         Paso Fino L.L.C. (DE)                           (LP)        99
                                                          Palomino L.L.C. (DE)                            (GP)         1

  Noric, L.L.C. (DE)                                      Noric Holdings I, L.L.C.                                   100

  NR Gibraltar (Gibraltar)                                Enfield Holdings B.V.                                      100

  Ocean Breeze Pipeline Company, L.L.C. (DE)              Sailfish Pipeline Company, L.L.C.                           25.67
                                                          Unaffiliated Parties                                        74.33

  Oil Casualty Insurance Ltd. (Bermuda)                   El Paso Tennessee Pipeline Co.                               8.14
                                                          Unaffiliated Parties                                        91.86

  Orange Acquisition, Inc. (DE)                           El Paso Energy International Company                       100

  Orange Cogeneration Funding Corp. (DE)                  Orange Cogeneration Limited Partnership                    100

  Orange Cogeneration GP II, Inc. (DE)                    El Paso Energy International Company                        50
                                                          Unaffiliated Parties                                        50

  Orange Cogeneration GP, Inc. (DE)                       Orange Cogeneration GP II, Inc.                            100

  ENTITY NAME                                             OWNER                                                         %
  -----------                                             -----                                                      --------
  Orange Cogeneration Limited Partnership (DE L.P.)       Orange Acquisition, Inc. L.P.                               49.5
                                                          Unaffiliated Party                                          49.5
                                                          Orange Cogeneration GP, Inc.                                 1

  Palomino L.L.C. (DE)                                    Noric L.L.C.                                               100

  Pampanga Energy Ventures, Inc. (Philippines)            East Asia Transmission and Distribution Corporation         42.84
                                                          Unaffiliated Parties                                        57.16

  Pantellos Corporation                                   El Paso Energy Service Company                               3
                                                          Unaffiliated Parties                                        97

  Paso Fino L.L.C. (DE)                                   Noric L.L.C.                                               100

  Pasotronica, S.A. de C.V. (Mexico)                      El Paso Energia Mexico, S.A. de C.V. (Mexico)               50
                                                          Unaffiliated Party                                          50

  Pawtucket Power Associates Limited Partnership (MA)     Pawtucket Power Holding Company, L.L.C.                     99
                                                          Pawtucket Power Generation, L.L.C.                           1

  Pawtucket Power Generation, L.L.C. (DE)                 Pawtucket Power Holding Company, L.L.C.                    100

  Pawtucket Power Holding Company, L.L.C. (DE)            Mesquite Investors, L.L.C.                                 100

  Peru Energy Holdings (Cayman Islands)                   EPED Aguaytia Company                                      100

  Peru Energy Holdings L.L.C. (DE)                        Aguaytia Energy L.L.C.                                      99
                                                          Peru Energy Holdings                                         1

  Petal Gas Storage, L.L.C.(DE)                           Crystal Holding, L.L.C. (DE)                               100

  Photon Investors, L.L.C. (DE)                           Quanta Investors, L.L.C. (DE)                              100

  Photon Investors, L.L.C. (DE)                           El Paso Photon Investor, L.L.C. (DE)                        49
                                                          El Paso Global Networks Company (DE)                         1

  Polk Power GP II, Inc. (DE)                             El Paso Energy International Company                        50
                                                          Unaffiliated Parties                                        50

  Polk Power GP, Inc. (DE)                                Polk Power GP II, Inc.                                     100

  Polk Power Partners, L.P. (DE L.P.)                     EPEC MLP Inc. as a Limited Partner                          45.75
                                                          Polk Power GP, Inc. as General Partner                       1.00
                                                          Unaffiliated Parties                                        53.25

  Portland Natural Gas Transmission System (ME) (G.P.)    El Paso Energy Portland Corporation                         17.8
                                                          Unaffiliated Parties                                        82.2

  Poseidon Oil Pipeline Company, L.L.C. (DE)              Poseidon Pipeline Company, L.L.C.                           36
                                                          Unaffiliated parties                                        64

  Poseidon Pipeline Company, L.L.C. (DE)                  El Paso Energy Partners, L.P.,                              98.9899
                                                          El Paso Energy Partners Company                              1.0101

  Potiguar I LTD (Mauritius)                              EPED B Company                                              50
                                                          Unaffiliated Party                                          50

  Potiguar II S.a.r..l. (Mauritius)                       Potiguar I LTD (Mauritius)                                 100

  Potiguar III S.a.r.l. (Mauritius)                       Potiguar II S.a.r.l.                                       100

  PPN Mauritius Company (Mauritius)                       El Paso PPN (Cayman Islands) Company                       100

  PPN Power Generating Company Ltd. (India)               PPN Mauritius Company (Mauritius)                           26
                                                          Unaffiliated Parties                                        74

  PT Energi Sengkang (Indonesia)                          Sulawesi Energy Pty. Limited                                95
                                                          Unaffiliated Parties                                         5

  Quanta Investors, L.L.C. (DE)                           Photon Investors, L.L.C. (DE)                              100

  Rondonia Power Company (Cayman Islands)                 El Paso Rondonia Power Company (Cayman Islands)             50
                                                          Unafilliated Parties                                        50

  S.K. Petroleum Company (DE)                             El Paso Energy International Company                       100

  Sabine River Investors I, L.L.C. (DE)                   El Paso Energy Partners Company (DE)                       100

  Sabine River Investors II L.L.C. (DE)                   EPEC Deepwater Gathering Company                           100

  Sabine River Investors III, L.L.C. (DE)                 Tennessee Gas Pipeline Company                             100

  Sabine River Investors IV, L.L.C.                       Southern Natural Gas Company                               100

  Sabine River Investors IX, L.L.C. (DE)                  El Paso Production Holding Company                         100

  Sabine River Investors V, L.L.C. (DE)                   El Paso Natural Gas Company                                100

  Sabine River Investors VI, L.L.C. (DE)                  El Paso Production Holding Company                         100

  Sabine River Investors VII, L.L.C. (DE)                 El Paso Production Holding Company                         100

  Sabine River Investors VIII, L.L.C. (DE)                El Paso Production Holding Company                         100

  Sabine River Investors, L.L.C. (DE)                     El Paso Red River Holding Company                          100

  Sailfish Pipeline Company, L.L.C. (DE)                  El Paso Energy Partners, L.P.,                              98.9899

  ENTITY NAME                                             OWNER                                                         %
  -----------                                             -----                                                      --------
                                                          El Paso Energy Partners Company                              1.0101

  SAM II Equity Funding, L.L.C. (DE) CANCELLED            El Paso Samalayuca Holding (Cayman Islands) Company         60
                                                          Unaffiliated Parties                                        40

  Samalayuca Holding Partnership (DE G.P.)                EPIC Samalayuca A, L.L. C.                                  25
                                                          Unaffiliated Parties                                        75

  Samalayuca II Management L.L.C. (DE)                    EPED Sam Holdings Company                                   50
                                                          Unaffiliated Parties                                        50

  Samalayuca II Management, S. de R.L. de C.V. (Mexico)   Samalayuca II Management L.L.C.                             98
                                                          EPED Sam Holdings Company                                    1
                                                          Unaffiliated Parties                                         1

  Samalayuca Pipeline Company, L.L.C. (DE)                El Paso Natural Gas Company                                100

  Samalayuca Trust (Mexico)                               Compania Samalayuca I, S.A. de C.V.                        100

  San Joaquin Cogen Limited (TX)                          San Joaquin Cogen, L.L.C.                   (GP)             1
                                                          WCAC Cogen California, L.L.C.               (LP             99

  San Joaquin Cogen, L.L.C. (DE)                          WCAC Cogen California L.L.C. (DE)                          100

  Sandbar Petroleum Company (DE)                          El Paso Energy International Company                       100

  Sandy Creek Power, L.L.C. (DE)                          Juniper Generation, L.L.C.                                 100

  Seahawk Transmission Company (TX)                       El Paso Offshore Gathering & Transmission Company          100

  Seminole Gas Marketing (DE)                             El Paso Merchant Energy-Gas Company (DE)                   100

  Servicios El Paso S.R.L. (Argentina)                    Agua del Cajon (Cayman Islands) Company                     99.9
                                                          Unaffiliated Parties                                         0.1

  Sfelapco Distribution (Philippines)                     East Asia Transmission and Distribution Corporation         20.11
                                                          Pampanga Energy Ventures, Inc.                              53.99
                                                          Unaffiliated Parties                                        25.90

  Shady Hills Holding Company, L.L.C. (DE)                Mesquite Investors, L.L.C.                                 100

  Shady Hills Power Company, L.L.C. (DE)                  Shady Hills Holding Company, L.L.C.                         95
                                                          Unaffiliated Parties                                         5

  Shetland Holdings Company (DE)                          El Paso Energy Corporation (DE)                            100


  Sierra Cogen, L.L.C. (DE)                               Juniper Generation, L.L.C.                                 100

  Sierra South Texas Partners, L.P. (TX)                  EnCap Investments, L.L.C.                                    4
                                                          Unaffiliated Parties                                        96

  SJC Cogen, L.L.C. (DE)                                  Juniper Generation, L.L.C.                                 100

  SJC/CNGE Chalk Cliff Investors Ltd. (TX)                SJC Cogen, L.L.C.          (GP)                             45
                                                          Sandy Creek Power, L.L.C.  (LP)                             55

  SNT Realty Inc. (AL)                                    El Paso Energy Corporation (DE)                            100

  Sonat Public Service Company L.L.C. (DE)                El Paso Merchant Energy Holding Company (DE)                50
                                                          Unaffiliated Party                                          50

  South Georgia Natural Gas Company (DE)                  Southern Natural Gas Company (DE)                          100

  Southern Gas Storage Company (DE)                       Sabine River Investors IV, L.L.C.                          100

  Southern LNG Inc. (DE)                                  Southern Natural Gas Company                               100

  Southern Natural Gas Company (DE)                       El Paso Energy Corporation (DE)                            100

  Spelapco Distribution (Philippines)                     East Asia Transmission and Distribution Corporation        100
                                                          (Philippines)

  Springfield Generating Company LLC (DE)                 Mesquite Investors, L.L.C.                                 100

  Stateline Gas Gathering Company (DE)                    El Paso Production Company                                 100

  Stingray Pipeline Company, L.L.C. (DE)                  Deepwater Holdings, L.L.C.                                 100

  Stone & Webster Sonat Energy Resources LLC (DE)         El Paso Merchant Energy, L.P.                               50
                                                          Unaffiliated Party                                          50

  Sulawesi Energy Pty Limited (Australia)                 Ventures Holdings Pty. Limited                              50
                                                          Unaffiliated Parties                                        50

  Sunrise Power Company Inc. (Philippines)                East Asia Diesel Power Corporation                          66.67
                                                          Unaffiliated Parties                                        33.33

  SWL Security Corp. (TX) (In Dissolution)                Midwestern Gas Transmission Company                        100

  Taixing Huangqiao Pacific Power Company Limited         Asia Pacific Power & Light Company, Ltd.                    51
  (China)                                                 Unaffiliated Parties                                        49

  Tarpon Transmission Company (TX)                        El Paso Energy Partners, L.P.                              100

  TCN Energia Ltda. (Brazil)                              El Paso Energy Cayger I Company (Cayman Islands)            99.99

  ENTITY NAME                                             OWNER                                                         %
  -----------                                             -----                                                      --------
                                                          Unaffiliated Parties                                         0.01

  Teco Gas Gathering, L.L.C. (DE)                         El Paso Field Services, L.P. (DE)                          100

  Teco Gas Marketing, L.L.C. (DE)                         El Paso Field Services Holding Company (DE)                100

  Teco Gas Processing, L.L.C. (DE)                        El Paso Field Services Holding Company (DE)                100

  Tennessee Gas Pipeline Company (DE)                     El Paso Tennessee Pipeline Co.                             100

  Tennessee Overthrust Gas Company (DE) (In Dissolution)  Midwestern Gas Transmission Company                        100

  Tennessee Storage Company (DE)                          Sabine River Investors III, L.L.C.                         100

  TermoNorte Energia Ltda. (Brazil)                       Rondonia Power Company                                      99.99981
                                                          El Paso Energy International do Brasil Ltda.                 0.00009
                                                          Unaffiliated Parties                                         0.00009

  TGP Corporation (DE) (In Dissolution)                   Midwestern Gas Transmission Company                        100

  The Maple Gas Development Corporation (Cayman Islands)  EPIC Aguaytia Maple Company                                 13.1
                                                          Unaffiliated Parties                                        86.9

  The Western Market Center Joint Venture (WY J.V.)       EPEC Western Market Center Corporation                      50
                                                          Unaffiliated Parties                                        50

  Transportadora Brasiliera Gasoduto Bolivia-Brazil       BBPP Holdings Ltda.                                         25
  S.A.                                                    Unaffiliated Parties                                        75

  Trinity River Associates LLC (DE)                       Sabine River Investors, L.L.C.                             100

  Triunion Energy  Inversiones (Chile) Limitada (Chile)   Triunion Energy Chile A Company                              0.1
                                                          Triunion Energy Pacifico Company                            99.9

  Triunion Energy Chile A Company (Cayman Islands)        Triunion Energy Inversiones Company                        100

  Triunion Energy Company (Cayman Islands)                CAPEX International Business Company (Cayman Islands).      38.4
                                                          EPED B Company                                              23.2
                                                          Unaffiliated Party                                          38.4

  Triunion Energy Finance Pacifico Company (Cayman        Triunion Energy Inversiones Company                        100
  Islands)

  Triunion Energy Inversiones Company (Cayman Islands)    Triunion Energy Company                                    100

  Triunion Energy Inversiones Pacifico (Chile) Limitada   Triunion Energy Pacifico Company                             0.1
  (Chile)                                                 Triunion Energy Inversiones (Chile) Limitada                99.9

  Triunion Energy Pacifico Company (Cayman Islands)       Triunion Energy Inversiones Company                        100

  U.E.G. Araucaria Ltda. (Brazil)                         El Paso Empreendimentos e Participacoes Ltda.               60
                                                          Unaffiliated Parties                                        40

  Unicom Gas Services L.L.C. (DE)                         El Paso Merchant Energy, L.P. (De)                          50
                                                          Unaffiliated Party                                          50

  United Golden Gate Power Company, L.L.C. (DE)           Mesquite Investors, L.L.C. (Delaware)                      100

  UnoPaso Ltda. (Brazil)                                  Potiguar III S.a.r.l.                                       99.8
                                                          Potiguar II S.a.r.l.                                         0.01
                                                          Unaffiliated Parties                                         0.01

  U-T Offshore System (DE GP)                             Deepwater Holdings, L.L.C.                                 100

  Vail Trading Company, L.L.C. (DE)                       El Paso Merchant Energy, L.P. (DE)                         100

  Vandolah Holding Company, L.L.C. (DE)                   Mesquite Investors, L.L.C. (DE)                            100

  Vandolah Power Company, L.L.C. (DE)                     Vandolah Holding Company, L.L.C. (DE)                      100

  VEN Energy Holding Company (Cayman Islands)             EPED B Company                                             100

  VEN Field Services Company (Cayman Islands)             EPED B Company                                             100

  Ventures Holdings Pty. Limited (Australia)              Galtee Limited                                             100

  Vermillion Bay Land, L.L.C. (DE)                        Crystal Gas Storage, Inc.                                  100

  Viosca Knoll Gathering Company (TX JV)                  VK Deepwater Gathering Company, L.L.C.                     100

  VK Deepwater Gathering Company, L.L.C. (DE)             El Paso Energy Partners, L.P.                               98.9899
                                                          El Paso Energy Partners Company                              1.0101

  VK-Main Pass Gathering Company, L.L.C. (DE)             El Paso Energy Partners, L.P.                               98.9899
                                                          El Paso Energy Partners Company                              1.0101

  Warwink Gathering & Treating Company (TX G.P.)          El Paso Energy Warwink I, L.L.C.
                                                          El Paso Energy Warwink II, L.L.C.

  WCAC Cogen California, L.L.C. (DE)                      Juniper Generation, L.L.C.                                 100

  WCAC Corona Energy L.L.C. (DE)                          Juniper Generation, L.L.C.                                 100

  ENTITY NAME                                             OWNER                                                         %
  -----------                                             -----                                                      --------
  WCAC Crockett, L.L.C. (DE)                              Juniper Generation, L.L.C.                                 100

  WCAC Gas Services, L.L.C. (DE)                          Juniper Generation, L.L.C.                                 100

  WCAC Operating Company California, L.L.C. (DE)          Juniper Generation, L.L.C.                                 100

  WCAC-CC Investment, L.P. (TX)                           Double C-2 Cogen, L.L.C.                    (GP)            99
                                                          Cogen Poso Creek, L.L.C.                    (LP)             1

  WCAC-HS Investment, L.P. (TX)                           Sierra Cogen, L.L.C.                        (GP)            99
                                                          Cogen Poso Creek, L.L.C.                    (LP)             1

  West Cameron Dehydration Company, L.L.C. (DE)           Deepwater Holdings, L.L.C.                                 100

  West Campus Cogeneration Company (DE)                   El Paso Energy International Company                       100

  West Georgia Generating Company L.L.C (DE)              Mesquite Investors, L.L.C. (DE)                            100

  Western Gulf Holdings, L.L.C. (DE)                      Deepwater Holdings, L.L.C.                                 100

  Wielkopolska Energia S.A. (Poland)                      EPEC Ventures Poland corporation                            50
                                                          Unaffiliated Parties                                        50